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                                                                   EXHIBIT 10.15


                      AMENDMENT NO. 2 TO REVOLVING CREDIT
                            AND TERM LOAN AGREEMENT
                      DATED AS OF DECEMBER 1, 1992 between
                 CONTINENTAL CAN COMPANY, INC. (The "Borrower")
                           and EXTEBANK (the "Bank")

       The Revolving Credit and Term Agreement (the "Agreement") is hereby amended as follows:

       1. Section 1.01 of the Agreement is hereby amended by (i) changing the date set forth on lines 5 and 6 thereof to "September 30, 1997" and (ii) changing the amount set forth on line 9 thereof to $3,000,000.00."

       2. Section 1.02 of the Agreement is hereby amended by changing the amount set forth in line 3 thereof to "$3,000,000.00."
       3. Section 1.05 of the Agreement is hereby amended in its entirety to read as follows:

           SECTION 1.05.  Repayment of Advances.  The Borrower shall repay the
                          ---------------------
           aggregate unpaid principal amount of all Advances made by the Bank and outstanding on September 30, 1997 in sixty (60) equal monthly installments of principal commencing on October 31, 1997 and on the last day of each successive month thereafter through and including September 30, 2002 (the "Term Loan"); provided, however, that the
                                                 --------  -------
           last such installment shall be in an amount necessary to repay in full the unpaid principal amount of the Advances, plus all interest due and owning thereon.

       4. Section 2.02(b) of the Agreement is hereby amended by changing the amount in line 4 thereof to "$300,000.00."

       5. Section 2.03 of the Agreement is hereby amended by (i) deleting the words "initial two (2) year" in line 3 thereof and (ii) changing the date set forth in line 3 thereof to "September 30, 1997."

       6. Section 2.04 of the Agreement is hereby amended in its entirety to read as follows:

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           SECTION 2.04.  Commitment Fee.  During the period through and
                          --------------
           including September 30, 1997, the Borrower agrees to pay to the Bank a commitment fee equal to one-half of one (1/2%) percent of the unused portion of the $3,000,000.00 Revolving Credit Facility, which commitment fee shall be paid to the Bank on a monthly basis.

       7. An amended and restated promissory note substantially in the form of Exhibit A hereto (the "Restated Note") shall be issued simultaneously with the execution and delivery of this Amendment No. 2, which Restated Note amends and restates in its entirety the Restated Promissory Note currently held by the Bank. Accordingly, Exhibit A to the Agreement is hereby deleted in its entirety and Exhibit A to this amendment No. 2 is substituted therefor, and from and after the date hereof, all references in the Agreement and the other Loan Documents (as hereinafter defined) to the Note shall be deemed to refer to the Restated Note provided for herein.

       8. The term "Agreement" as used in the Agreement and in the documents, instruments and agreements executed and delivered in connection therewith (the "Loan documents") shall hereafter mean the Agreement as amended hereby. Except as herein specifically agreed, the Agreement and the Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their respective terms.

       9.  The borrower represents and warrants to the Lender as follows:
           a. It has taken all necessary action to authorize the execution, delivery and performance of this Amendment No. 2 and the Restated Note.

           b. Each of this Amendment No. 2 and the Restated Note has been duly executed and delivered and constitutes the valid and legally binding obligation of the Borrower, enforceable in

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     accordance with its respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally.

           c. No consent or approval of any person, firm, corporation or entity (including, without limitation, any shareholder of the Borrower), and no consent, license, approval or authorization of any governmental authority is or will be required in connection with the execution, delivery performance, validity or enforcement of this amendment No. 2 or the Restated Note.

           d. It is, as of the date hereof, in full compliance with all of the various covenants and agreements set forth in each of the Loan Documents.

           e. No event has occurred and is continuing which constitutes or would constitute, with the giving of notice or lapse of time or both, and Event of Default (as such term is defined in the Agreement).

           f. All representations and warranties contained in the Agreement and each of the other Loan Documents are true and correct as of the date hereof as though made on and as of the date hereof.

       10. This Amendment has been executed and delivered in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York.

     Dated:  October 26, 1995

                              EXTEBANK
                              By: /s/ Thomas J. Crane
                                  ------------------------------------
                                  Thomas J. Crane, Vice President

                              CONTINENTAL CAN COMPANY, INC.
                              By: /s/ Marcial B. L'Hommedieu
                                  ------------------------------------
                                  Marcial B. L'Hommedieu, Treasurer
     ATTEST:
     /s/ Abdo Yazgi
     ------------------------
     Abdo Yazgi, Secretary

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